Supplement Dated December 31, 2014
To The Statement of Additional Information
Dated April 28, 2014

JNL® Investors Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 1, 2015, on pages 35-36, in the section entitled "Trustees and Officers of the Trust," after the heading "Trustee Compensation," please delete the first two paragraphs and replace them with the following:

The Trustee who is an "interested person" receives no compensation from the Trust.  Effective January 1, 2015, each disinterested Trustee is paid by the Funds an annual retainer of $190,000, as well as a fee of $10,000 for each meeting of the Board attended.  The Chairman of the Board of Trustees receives an additional annual retainer of $70,000.  The Chair of the Audit Committee receives an additional annual retainer of $18,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $2,500 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $18,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $2,500 for each in-person or telephonic Governance Committee meeting. The Chair of each Investment Committee receives an additional annual retainer of $10,000 for his or her services in that capacity.  If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

Trustees will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars).  However, if a Board or Committee meeting is held out of town, Trustees will not receive the "per diem" fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.

This Supplement is dated December 31, 2014.